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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                                 APRIL 28, 1997
                Date of Report (Date of earliest event reported)

                         COMMISSION FILE NUMBER 0-25882

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                                VIDEOSERVER, INC.
             (Exact name of registrant as specified in its charter)




              DELAWARE                                                      04-3114212
(State or other jurisdiction of incorporation                   (IRS Employer Identification No.)
or organization)
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        NORTHWEST PARK, 63 THIRD AVENUE, BURLINGTON, MASSACHUSETTS 01803
          (Address of principal executive offices, including Zip Code)

                                 (617) 229-2000
              (Registrant's telephone number, including area code)
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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

  On April 28, 1997, VideoServer Acquisitions Corp., a Delaware corporation and wholly owned subsidiary of VideoServer, Inc. ("the Company"), purchased the network access card ("NAC") business unit of Promptus Communications, Inc.
("Promptus"), a Rhode Island corporation and subsidiary of GTI Corporation, a publicly traded Delaware corporation. The assets acquired include all tangible and intangible assets of Promptus' NAC business unit, including fixed assets, inventories, trade receivables, products, and technology. Liabilities assumed include all third-party trade liabilities and other accrued obligations pertaining to the acquired NAC assets. The acquired business unit will assume the name VideoServer CONNECTIONS, and will operate as a wholly-owned subsidiary of the Company. Most of the approximately 45 employees of the NAC business unit will be relocated to a Middletown, Rhode Island facility near the existing
Promptus facility.

  The Company paid an aggregate consideration to Promptus of approximately
$18,000,000 at the closing, consisting of $14,500,000 in cash out of the Company's on-hand cash balance, and 223,881 shares of the Company's common stock. The transaction will be accounted for as a purchase.

  The acquisition includes certain in-process research and development, which is to be written-off with a one-time charge, estimated between $12,000,000 and $14,000,000, to the Company's consolidated earnings in the quarter ended
June 30, 1997. The charge will result in a net loss for the Company in the quarter ended June 30, 1997.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

      (a) Financial statements of the business acquired.

      It is impractical to provide the required financial statements with this report. Such required financial statements will be filed in an amendment to this report on or before July 11, 1997.

      (b) Pro forma financial information.

      It is impractical to provide the required pro forma financial information with this report. Such pro forma financial information will be filed in an amendment to this report on or before July 11, 1997.

      (c) Exhibits.

      1.0 Asset Purchase Agreement by and between VideoServer, Inc. and subsidiaries, and Promptus Communications, Inc., dated March 25,
           1997.

      1.1  Press release dated April 30, 1997.

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                     VIDEOSERVER, INC.


Date:  May 12, 1997                  By:    /s/  Stephen J. Nill
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                                          Stephen J. Nill
                                          Vice President and
                                          Chief Financial Officer
                                          (Principal Financial and Accounting
                                          Officer, Authorized Officer)

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